                                                                   EXHIBIT 23(D)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the use of our report included herein and incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                              Donald G. Jones and Company, P.A.

Columbia, South Carolina
November 14, 1994